WRAPmail Incorporated

SUBSCRIPTION AGREEMENT for issue of shares of Common Stock, $0.001 par value, of WRAPmail Incorporated (“Common Stock”) at US$ 0.10 per share. The undersigned Investor hereby applies for 1,000,000 shares of Common Stock for an aggregate consideration of USD 100,000.00

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS CONCERNING THE COMPANY OTHER THAN AS CONTAINED OR REFERRED TO IN THIS AGREEMENT.  Any inquiries concerning WRAPmail Incorporated should be directed to: investors@wrapmail.com

Stocks purchased under this agreement will have piggy-back registration right meaning rights that grants the investor the right to register his or her unregistered stock when either the company or another investor initiates a registration.

WHEREAS

A

WRAPmail Incorporated (the "Company" or "WRAPmail") is a company incorporated in the State of Florida

B

The Company was founded in October 2005 and started operation in January, 2006. The company markets and sells an email business concept assigned to it by Rolv Heggenhougen and Sergei Selin (inventors of the approved patent).

C

The Company's intended business is set forth in a "Business Plan", which has been sent to the proposed investor ("Investor").

D

WRAPmail is still a development stage company located in Fort Lauderdale, Florida.  The Company provides a "rich" e-mail letterhead to corporations so that corporate e-mail correspondence may be written on letterhead as opposed to a blank sheet of paper - current practice today. Basically, a "rich" e-mail message is one that includes one or more of the following: graphics, audio, video, animation or links to network data.  WRAPmail is developing a platform of rich e-mail software features based on industry standard Unix, HTML, Java, and SQL, packaged as an integrated, turnkey server-centric product.  WRAPmail combines its technology with custom marketing content and provides a next generation marketing e-mail platform for corporations.

E

It is intended that the Company headquarters and its main computer servers will be located in the United States.

F

The Company has determined that to succeed in the competitive world of e-commerce it must develop its business at a fast pace and it requires substantial capital to achieve this.

G

The Company may find it necessary to raise further capital, debt and/or equity, by any loan transactions, private placements, public offerings, or by any other means.

H

A provisional patent application for the Concept has been filed.

ACCORDINGLY IT IS HEREBY AGREED BY THE COMPANY AND THE INVESTOR

1

Recitals - The above recitals are hereby incorporated into this Agreement.

2

Application for shares - The Investor hereby makes application to the Board of Directors of the Company (the "Board") for the issue of shares of Common Stock of the Company and the Company hereby agrees to consider such application.  The Board may for any reason refuse any application for shares and if so the Company shall notify the Investor of its decision.

3

Amount of proposed investment - The Investor applies to the Company for an investment in the amount stated above, subject to the discretion of the Board.   The investment shall be sent to the Company by wire transfer as a condition precedent to any actual issue of shares if the Board approves an issue of shares to the Investor.  Instructions for wire transfers are contained in Schedule One hereof.

The Company has authorized 400,000,000 shares of Common Stock, $0.001 par value.  Current overview of shareholder data and company data including financials and management reports can be found at http://www.otcmarkets.com/stock/WRAP/profile

Further issues of shares- It is anticipated that the Company will issue further shares, which will result in a dilution of the percentage ownership of the Company by the Investor, or that the Company may already have issued shares to another investor or investors on the terms described herein.  If the Board approves this application for shares, the Investor shall be advised at the time of approval by the Board of the number of other shareholders and the total number of shares in issue immediately prior to an actual issue of shares to the Investor. The company might also elect to split shares or reverse split shares for whatever reason.

Expenditure by the Company

a.

The Company’s business is a startup venture and it is anticipated that it will be some time before revenues received may be insufficient to pay expenses of the Company.  These expenses include salary expenses, business development expenses, software, computer, communications and many other types of expenses.  Accordingly, the Company may have to borrow or raise additional funds as indicated in Recital H.  It is possible that the Company will not be able to raise such funds and in those circumstances it could fail and all investments by all of its investors could be lost.

b.

The Company may pay finder or broker fees for funds being sought by the Company and shares in the Company may be issued to settle such fees.

6

Investor Representations and Warranties - In connection with the undersigned's purchase of Common Stock, the undersigned hereby represents and warrants as follows:

(a)

The undersigned has received the Company’s Business Plan (the “Business Plan”) and, prior to signing this Subscription Agreement, has carefully reviewed the Business Plan. The undersigned has relied solely on the information contained in the Business Plan and its exhibits, or information obtained from books and records of the Company in making his investment decision.  No oral representations have been made or oral information furnished to the undersigned or his purchaser representative in connection with the offering of the Common Stock which were in any way inconsistent with the Business Plan.  The undersigned is an "Accredited Investor" (as such term is defined in the Act (as defined below)). The undersigned understands the business in which the Company will be engaged and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Company and making an informed investment decision with respect thereto.  He has obtained sufficient information to evaluate the merits and risks of the investment and to make such a decision.

(b)

The undersigned has had access to all documents, records and books pertaining to this investment.  Additionally, the undersigned has been provided the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information which the Company possesses, or can acquire without unreasonable effort or expense, that is necessary to verify the accuracy of the information furnished in the Business Plan.

(c)

The undersigned (i) has adequate means of providing for his current needs and possible personal contingencies and those of his family, if applicable, in the same manner as he would have been able to provide prior to making the investment in the Common Stock, (ii) has no need for liquidity in this investment, (iii) is aware of and able to bear the risks of the investment for an indefinite period of time and (iv) presently and, based on existing conditions, is able to afford a complete loss of such investment.

(d)

The undersigned recognizes that the Company has only recently been organized and has a limited financial and operating history and that the Common Stock as an investment involve significant risks, including, without limitation, those set forth under the caption "Risk Factors" in the Business Plan.

(e)

The undersigned understands that the Common Stock are "restricted securities" as that term is defined pursuant to Rule 144 of the Securities Act of 1933 (the "Act"), and have not been registered under the Act or under certain state securities laws in reliance upon exemptions therefrom for nonpublic offerings.  The undersigned understands that the Common Stock must be held indefinitely unless the sale thereof is subsequently registered under the Act and under certain state securities laws or an exemption or exemptions from such registration are available.

(f)

The undersigned understands that the Business Plan has not been filed with or reviewed by any state securities administrators because of the representation made by the Company as to the private or limited nature of the offering.

(g)

The Common Stock is being purchased solely for the undersigned's account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Act, and no other person has a direct or indirect beneficial interest in such Common Stock.  The undersigned represents that he has no agreement, understanding, commitment or other arrangement with any person and no present intention to sell, transfer or assign any Common Stock.

(h)

The undersigned agrees not to sell or otherwise transfer the Common Stock unless it is registered under the Act and under any applicable state securities laws, or an exemption or exemptions from such registration are available.

(i)

The undersigned, if a corporation, partnership, trust or other entity, is authorized and otherwise duly qualified to purchase and hold Common Stock and to enter into this Subscription Agreement; such entity has its principal place of business as set forth in the Purchaser Questionnaire; and such entity has not been formed for the specific purpose of acquiring Common Stock in the Company unless all of its equity owners qualify as accredited individual investors.

(j)

All information which the undersigned has provided to the Company concerning the undersigned, the undersigned's financial position and knowledge of financial and business matters, or, in the case of a corporation, partnership, trust or other entity, concerning such knowledge of the person making the investment decision on behalf of such entity, including all information contained in this Subscription Agreement, is correct and complete as of the date set forth on the signature page hereof, and if there should be any adverse change in such information prior to the subscription being accepted, the undersigned will immediately provide the Company with such information.

(k)

The undersigned understands and acknowledges that no representations concerning the accuracy of financial projections, if any, included in the Business Plan are being made and the undersigned has completely disregarded such financial projections, if any, included in the Business Plan in determining whether to invest in the Common Stock.

7

Acceptance or Rejection of Subscription. The undersigned understands and agrees that:

(a)

the Company reserves the right to reject this subscription for the Common Stock, in whole or in part, and at any time prior to acceptance;

(b)

in the event this subscription is rejected the Subscription Agreement will be promptly returned to the undersigned and this Subscription Agreement shall have no force or effect.  In addition, the funds transferred to the Company shall be promptly returned to the undersigned;

(c)

there is no minimum number of shares of Common Stock being sold in this offering.  Therefore, the undersigned is investing in Common Stock without assurance of any additional investors whatsoever; and

(d)

the Common Stock being offered hereby is being offered and sold by the Company which will receive the proceeds from the sale of the Common Stock.

Recommendation that the Investor take separate legal and professional advice - Each Investor is hereby strongly advised by the Company to take separate legal and other professional advice in the country of their residence and in every other country in which an investment in the Company may result in any implication for them or their families prior to making any investment in the Company.

9

SPECULATIVE NATURE OF AN INVESTMENT IN THE COMPANY AND WARNINGS TO THE INVESTOR AND HIS PROFESSIONAL ADVISERS- Due to many factors, examples of which the Board hereby attempt to draw to the attention of the Investor and his professional advisers:

a.

Any type of investment of any amount in the Company is speculative, there can be no assurances that the Company will ever be profitable and all of, or a part of, that investment could be lost.

b.

The basic concept (the "Concept") for the Company's business, or any part of it, may be flawed and despite the optimism of the Board, the Concept may in fact have little or no chance of success.

c.

The Business Plan or any part of it may be flawed and despite the optimism of the Board, the Business Plan may have little or no chance of success.

d.

Even if the Concept and the Business Plan are sound the Company may be mismanaged, or competitors may outmaneuver it, it may fail to raise the funds necessary or for any number of other reasons opportunities may be lost and the Company may fail financially.

e.

The Company has no track record in business and therefore no conclusions can be drawn from past experience as to the likelihood that the Company will be a success - accordingly, any investment in the Company could be lost in its entirety.

f.

The Company may have foreign currency exposure resulting from differences, if any, in the value of the U.S. Dollar relative to other currencies and it is possible that the Company may have difficulties in handling such risks.

g.

The Laws of the USA and/or any other country could be changed so that the intended business of the Company becomes less attractive.

h.

Technology changes fast and the Concept and/or the Business Plan could become outdated or uncompetitive.

To summarize this section; the above represent only some of the risks in investing in the Company, there are many more that the Board have not included - this is not a safe or conservative investment.  There are many factors that could combine to cause the failure of the Company and the whole of any investment in the Company could be lost.  Any representation to the contrary is false.

10

Governing Law – This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

Counterparts – This Agreement may be executed in two or more counterparts, each of which shall constitute an original and all of which shall constitute one and the same instrument.

This Agreement is dated as of the Wednesday of 19 of August 2015.

Peer Ericson Holding ApS

/s/ Peer Ericson

     Name of INVESTOR

  (Signature)

Address of INVESTOR

Dortheavej 65

2400 Copenhagen NV

Tel #:

+45 20269680

Fax #:

--

Email address: peer.ericson@idw.dk

A signed copy of this Agreement should be sent by email to investors@wrapmail.com with an original copy sent by air courier to WRAPmail, Inc., 44 East End Avenue, Hicksville, NY 11801 to follow.

ACCEPTED AND AGREED TO

THIS 19 DAY OF August, 2015

WRAPmail Incorporated

By: /s/ Marco Alfonsi

Name: Marco Alfonsi

Title: CEO

SCHEDULE ONE

After this Agreement has been signed, submitted to the Company and approval received by the Company for the issue of shares to the Investor, monies representing the amount to be invested should be sent by wire transfer to:

Chase Bank

SWIFT: CHASUS33
Wire Transfer ABA# 021000021
Favor: WRAPmail, Inc., account number 677332855